Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 1998

                     Golden Books Family Entertainment, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                        0-14399                            06-1104930
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(State or other jurisdiction   (Commission                     (I.R.S. Employer
of incorporation)               File Number)                Identification No.)


888 Seventh Avenue, 43rd Floor
New York, NY                                                   10106
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(Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (212) 547-6700

                                      None
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

          On October 15, 1998, Golden Books Family Entertainment, Inc. (the "Company") announced that it is negotiating a standstill agreement with the steering committee representing the holders of approximately $110 million of the Company's 7.65% senior notes. Attached hereto and incorporated herein by reference as though part hereof is a press release containing such announcement and related matters.

          In addition, the Company was recently informed by Linda A. Janklow and Barry Diller that each of them was stepping down as director of the Company, effective immediately.

Item 7.   Financial Statements and Exhibits.

          (c) Exhibits. The following exhibit is filed herewith and incorporated herein by reference:


                                  EXHIBIT INDEX

         Exhibit No.           Exhibit Description
         99.1                  Press release

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.

Date:  October 16, 1998                 By:    /s/  Philip Galanes
                                               --------------------------------
                                        Name: Philip Galanes
                                        Title: Senior Vice President and
                                               and General Counsel

                                                                  Exhibit 99.1

Golden Books Family Entertainment Negotiating Standstill Agreement With Bondholders

New York -- Oct. 15, 1998--Golden Books Family Entertainment, Inc. (NASDAQ:GBFE) (the "Company") announced today that it is negotiating a standstill agreement with the steering committee representing the holders of approximately $110 million of the Company's 7.65% senior notes, resulting from the Company's decision not to pay the interest due on such notes. The Company has paid and will continue to pay all of its trade obligations.

As previously announced, Golden Books has retained Allen & Company Incorporated as the Company's financial advisor to explore strategic alternatives. The Company is actively pursuing such alternatives, as well as implementing various cost savings measures.

Golden Books Family Entertainment, Inc. is the leading publisher of children's books in North America and owns one of the largest libraries of family entertainment copyrights. The Company creates, publishes and markets entertainment products for children and families through all media.

This press release contains forward-looking information, and actual results may vary from those expressed or implied herein. Factors that could affect these results include those mentioned in the Company's Form 10-K and other forms, which are filed with the Securities and Exchange Commission.